UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06445

                     The Herzfeld Caribbean Basin Fund, Inc.
                     ---------------------------------------
               (Exact name of registrant as specified in charter)

                      P.O. BOX 161465, MIAMI, FLORIDA 33116
                      -------------------------------------
               (Address of principal executive offices) (Zip code)

                               THOMAS J. HERZFELD
                        P.O. BOX 161465, MIAMI, FL 33116
                        --------------------------------
                     (Name and address of agent for service)

               Registrant's telephone number, including area code:
                                  305-271-1900

                        Date of fiscal year end: 06/30/06

                  Date of reporting period: 07/01/05 - 6/30/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

                               [GRAPHIC OMITTED]

                                  THE HERZFELD
                                CARIBBEAN BASIN
                                   FUND, INC.

                                  ANNUAL REPORT
                                  JUNE 30, 2006

================================================================================

The Herzfeld Caribbean Basin Fund, Inc.
The Herzfeld Building
PO Box 161465
Miami, FL  33116
(305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL  33116
(305) 271-1900

Transfer Agent & Registrar
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 5th Floor
Boston, MA  02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

Independent Auditors
Rothstein Kass & Company, LLP
500 Ygnacio Valley Road, Suite 200
Walnut Creek, CA  94596

--------------------------------------------------------------------------------
The Herzfeld Caribbean Basin Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which consist of Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia and Venezuela. The fund invests at least 80% of its total assets in a broad range of securities of issuers including U.S.-based companies, which engage in substantial trade with and derive substantial revenue from operations in the Caribbean Basin Countries.
--------------------------------------------------------------------------------

                          Listed NASDAQ Capital Market
                                  Symbol: CUBA

Letter to Stockholders
================================================================================

                                                                 [PHOTO]
                                                            Thomas J. Herzfeld
                                                          Chairman and President

July 24, 2006

Dear Fellow Stockholders:

We are pleased to present our annual report for the period ended June 30, 2006. On that date The Herzfeld Caribbean Basin Fund's net assets were $13,553,493 and its net asset value per share was $8.08, compared with $12,291,956, or $7.33 per share, at the beginning of the period. This represents a gain of 12.6% in net asset value and an increase of 22.9% in share price (adjusted for $0.1748 per share distribution) from $6.30 to $7.57 per share.

2006, our 12th year of operations, proved to be yet another successful year. During the period both the net asset value and share price made record highs. For the benefit of putting things in long-term perspective, the Fund was launched in 1994 and underwritten by Thomas J. Herzfeld & Co., Inc, an affiliate of the Fund's advisor. The initial net asset value was $5.00 per share and the IPO price was $5.20, with net assets of $8,364,180. Since then, the Fund has paid out $1.686 per share, the equivalent of $2.83 million and our net assets and share price on June 30, 2006 were $13.55 million and $7.57 per share. These figures represent a 95% gain in net asset value and 78% increase in share price from inception. Bear in mind, this was accomplished without the benefit of the U.S. embargo against Cuba being lifted, which we believe will be the key to significant growth in the region in which we invest.

At year-end we were 97% invested primarily in companies which we believe will do well, even if there is no political change in Cuba, but we also seek to invest in companies which we believe will benefit from resumption of U.S. trade with that country.

Our largest positions continue to be approximately the same as last year, with the exception of the Latin American Equity Fund (LAQ), in which we took a rather substantial profit. Part of our investment strategy is to seek short-term gains from trading opportunities. These profits help offset some of the expenses of the fund. For instance, during the fiscal year, our short-term trading generated approximately $205,000, which offset about 45% of the total expenses of the Fund for the year.

================================================================================

As you are probably aware, due to the added requirements of the Sarbanes-Oxley Act, the expenses of public companies have increased. In my view these new regulations are unnecessary for the already highly regulated closed-end fund industry.

Largest Allocations

The following tables present our largest investments and geographic allocations as of June 30, 2006.

--------------------------------------------------------------------------------
  Geographic
  Allocation     % of Net Assets   Largest Portfolio Positions   % of Net Assets

  USA                     57.03%   Florida East Coast Industries, Inc.    18.73%
  Mexico                  13.44%   Consolidated Water Co.                  8.57%
  Cayman Islands           9.63%   Watsco Incorporated                     6.62%
  Panama                   3.03%   Seaboard Corporation                    6.61%
  Netherlands Antilles     3.00%   Florida Rock Industries, Inc.           6.08%
  Puerto Rico              2.57%   Royal Caribbean Cruises Ltd.            4.80%
  Latin American Regional  2.02%   Carnival Corp.                          4.31%
  Colombia                 1.51%   Garmin Ltd.                             4.28%
  Virgin Islands           1.42%   Orthofix International N.V.             3.00%
  Belize                   1.13%   Banco Latinoamericano de
  Costa Rica               0.27%      Exportaciones                        2.53%
  Venezuela                0.05%
  Cuba                     0.00%
--------------------------------------------------------------------------------

Premium/Discount

The Fund has traded at both premiums and discounts every year except the year of inception in which it traded only at a premium. As I have stated before, we believe that closed-end funds trading at discounts to net asset value represent good value.

================================================================================


Further Information

Daily net asset values, quarterly, semi-annual and annual reports and press releases on the Fund are available on the Internet at www.herzfeld.com.

I would like to thank the members of the Board of Directors for their hard work and guidance and also to thank my fellow stockholders for their continued support and suggestions.

                                   Sincerely,

                                   /s/ Thomas J. Herzfeld
                                   Thomas J. Herzfeld
                                   Chairman of the Board and President

Schedule of Investments as of June 30, 2006
================================================================================

Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------

Common stocks - 97.23% of net assets

Banking and finance - 4.81%
    8,500  Bancolombia, S.A.                                      $   204,850
   21,920  Banco Latinoamericano de Exportaciones, S.A.               342,610
    8,000  Doral Financial Corp.                                       51,280
   16,400  Grupo Financiero Banorte, S.A. de C.V. Series O             38,182
    9,900  Grupo Financiero Inbursa, S.A. de C.V. Series O             14,898

Communications - 11.61%
   35,600  America Movil, S.A. de C.V. Series A                        62,713
    2,000  America Movil, S.A. de C.V. Series L                        66,520
   12,500  America Telecom, S.A. de C.V. Series A1*                    73,806
    9,250  Atlantic Tele-Network, Inc.                                192,678
   11,900  Carso Global Telecom, S.A. de C.V. Series A1*               24,755
    5,500  Garmin Ltd.                                                579,920
      725  Grupo Iusacell, S.A. de C.V. Series V*                       3,209
   16,800  Grupo Radio Centro, S.A. ADR                               104,832
   14,300  Grupo Televisa, S.A. GDR                                   276,133
   13,400  Grupo Televisa, S.A. Series CPO                             52,193
    1,000  Telefonos de Mexico ADR Series L                            20,830
   23,800  Telefonos de Mexico, S.A. de C.V. Series A                  24,439
   78,600  Telefonos de Mexico, S.A. de C.V. Series L                  82,660
   13,900  TV Azteca, S.A. de C.V. Series CPO                           9,413

Conglomerates - 2.12%
    5,400  Alfa, S.A. de C.V. Series A                                 27,243
   42,595  BB Holdings Ltd.                                           153,570
   13,000  Carlisle Group Ltd.                                         20,911
    3,200  Corporacion Interamericana de Entretenimiento,
             S.A. de C.V. Series B*                                     5,071
    1,580  Desc, S.A. de C.V. Series B*                                 1,280
   11,000  Grupo Carso, S.A. de C.V. Series A1                         25,512
      600  Grupo Imsa, S.A. de C.V., Series UBC                         2,071
    2,525  OneSource Services, Inc.                                    33,146
    3,300  U.S. Commercial Corp., S.A. de C.V.*                           701
    2,900  Vitro, S.A. Series A                                         2,467
    6,000  Vitro Sociedad Anonima ADR                                  15,325

----------
*Non-income producing

                            See accompanying notes.

================================================================================

Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------

Construction and related - 10.20%
   23,359  Cemex, S.A. de C.V. Series CPO                         $   133,684
    2,000  Cemex, S.A. de C.V. ADR                                    113,940
    2,032  Ceramica Carabobo Class A ADR*                               3,157
    4,300  Consorcio ARA, S.A. de C.V.*                                17,776
    3,583  Empresas ICA, Sociedad Controladora, S.A. de C.V.*          10,150
   16,600  Florida Rock Industries, Inc.                              824,522
      800  Grupo Cementos de Chichuahua, S.A. de C.V.                   2,755
   20,950  Mastec, Inc.*                                              276,750

Consumer products and related manufacturing - 7.76%
  800,000  Atlas Electricas, S.A.                                      36,067
    5,900  Grupo Casa Saba, S.A. ADR                                  117,882
   15,000  Watsco Incorporated                                        897,300

Food, beverages and tobacco - 1.85%
      300  Alsea, S.A. de C.V.                                          1,062
    4,800  Coca Cola Femsa, S.A. de C.V. ADR                          141,696
      200  Coca Cola Femsa, S.A. de C.V. Series L                         595
    6,300  Fomento Econ--mico Mexicano, S.A. de C.V. Series UBD        52,981
      800  Gruma, S.A. de C.V. Series B                                 2,195
    7,600  Grupo Bimbo, S.A. de C.V. Series A                          22,868
    7,700  Grupo Modelo, S.A. de C.V. Series C                         29,549

Housing - 0.07%
    1,700  Corporaci--n Geo S.A. de C.V. Series B                       5,655
      100  Desarrolladora Homex, S.A. de C.V.                             550
      400  Sare Holding, S.A. de C.V. Series B                            363
    1,500  Urbi Desarrollos Urbanos, S.A. de C.V.                       3,492

Investment companies - 4.66%
    2,000  iShares S&P Latin America 40 Index                         273,440
    4,000  The Mexico Fund, Inc.                                      122,800
   19,000  Salomon Brothers Worldwide Income Fund                     235,790

Leisure - 9.11%
   14,000  Carnival Corp.                                             584,360
   17,000  Royal Caribbean Cruises Ltd.                               650,250

----------
*Non-income producing

                            See accompanying notes.

================================================================================

Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------

Medical - 3.26%
    8,386  Micromet Inc.*                                         $    35,892
   10,660  Orthofix International N.V.*                               406,466

Mining - 0.03%
    1,200  Grupo Mexico, S.A. de C.V. Series B*                         3,442

Pulp and paper - 0.14%
    6,100  Kimberly-Clark de Mexico, S.A. de C.V. Series A             19,396

Railroad and landholdings - 18.73%
   48,500  Florida East Coast Industries, Inc.                      2,538,005

Retail - 1.07%
    3,700  Controladora Comercial Mexicana, S.A. de C.V.
             Series UBC                                                 6,295
    1,380  Grupo Elektra, S.A. de C.V. Series CPO                      13,070
   44,612  Wal-Mart de Mexico, S.A. de C.V. Series V                  125,189

Service - 0.02%
      700  Grupo Aeroportuario del Sureste, S.A. de C.V. Series B       2,373
      100  Promotora Ambiental, S.A. de C.V.                               96

Trucking and marine freight - 9.29%
   14,800  Grupo TMM, S.A. ADR*                                        60,236
      700  Seaboard Corporation                                       896,000
   41,799  Trailer Bridge, Inc.*                                      303,043

Utilities - 9.68%
   12,000  Caribbean Utilities Ltd. Class A                           143,160
   47,241  Consolidated Water, Inc.                                 1,161,656
      700  Cuban Electric Company                                       7,700

----------
*Non-income producing

                            See accompanying notes.

================================================================================

Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------

Other - 2.82%
    3,000  Copa Holdings S.A.                                     $    67,950
   55,921  Margo Caribe, Inc.                                         297,500
      100  Mexichem S.A. de C.V.                                          119
      843  Siderurgica Venezolana Sivensa ADR                           3,016
       75  Siderurgica Venezolana Sivensa Series B                        268
   45,000  Xcelera, Inc.*                                              12,600
                                                                  -----------
Total common stocks (cost $8,425,070)                             $13,178,319

Bonds - 0% of net assets
 $165,000  Republic of Cuba - 4.5%, 1977 - in default
             (cost $63,038) (Note 2)*                                      --

Other assets less liabilities - 2.77% of net assets               $   375,174
                                                                  -----------
Net Assets - 100%                                                 $13,553,493
                                                                  ===========

The above investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America                                                57.03%
Mexico                                                                  13.44%
Cayman Islands                                                           9.63%
Other, individually under 5%                                            19.90%
                                                                       ======
                                                                       100.00%

----------
*Non-income producing

                            See accompanying notes.

Statement of Assets and Liabilities as of June 30, 2006
================================================================================

ASSETS

  Investments in securities, at market value
    (cost $8,488,108) (Notes 2 and 5)                                $13,178,319
  Cash                                                                   313,755
  Receivable for securities sold                                          98,977
  Dividends receivable                                                    15,215
  Other assets                                                            33,250
                                                                     -----------
      TOTAL ASSETS                                                    13,639,516

LIABILITIES

  Accrued investment advisor fee (Note 3)                    51,935
  Other payables                                             34,088
                                                        -----------
      TOTAL LIABILITIES                                                   86,023
                                                                     -----------
NET ASSETS (Equivalent to $8.08 per share
   based on 1,677,636 shares outstanding)                            $13,553,493
                                                                     ===========
Net assets consist of the following:
  Common stock, $.001 par value; 100,000,000
    shares authorized; 1,677,636 shares issued
    and outstanding                                                  $     1,678
  Additional paid-in capital                                           7,255,413
  Accumulated net realized gain on investments (Note 5)                1,606,191
  Net unrealized gain on investments (Notes 4 and 5)                   4,690,211
                                                                     -----------
      TOTAL                                                          $13,553,493
                                                                     ===========

                            See accompanying notes.

Statement of Operations
Year Ended June 30, 2006
================================================================================

INVESTMENT INCOME
  Dividends                                                         $   193,657
  Interest                                                                  183
                                                                    -----------
      Total investment income                                           193,840

EXPENSES
  Investment advisor fees (Note 3)                      $   196,852
  Professional fees                                          95,440
  Custodian fees                                             54,000
  Insurance                                                  27,624
  Transfer agent fees                                        17,500
  Printing, postage and proxy services                       15,638
  Listing fees                                               15,000
  Salaries                                                   12,918
  Director fees                                               7,000
  Other                                                      16,715
                                                        -----------
      Total investment expenses                                         458,687
                                                                    -----------
      INVESTMENT LOSS - NET                                            (264,847)

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain on investments and foreign currency   2,021,250
  Net increase (decrease) in unrealized appreciation
    (depreciation) on investments and foreign currency     (201,615)
                                                        -----------
      NET GAIN ON INVESTMENTS                                         1,819,635
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                   $ 1,554,788
                                                                    ===========

                            See accompanying notes.

Statements of Changes in Net Assets
Years Ended June 30, 2006 and 2005
================================================================================

                                                     2006              2005

INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment loss                            $   (264,847)     $   (155,794)
  Net realized gain on investments and
    foreign currency                                2,021,250           700,005
  Net increase (decrease) in unrealized
    appreciation (depreciation) on
    investments and foreign currency                 (201,615)        2,638,583
                                                 ------------      ------------
NET INCREASE IN NET ASSETS
   resulting from operations                        1,554,788         3,182,794

DISTRIBUTIONS TO SHAREHOLDERS:
   Long-term realized gains                          (293,251)               --
                                                 ------------      ------------
TOTAL INCREASE IN NET ASSETS                        1,261,537         3,182,794

NET ASSETS:

   Beginning of year                               12,291,956         9,109,162
                                                 ------------      ------------
   End of year                                   $ 13,553,493      $ 12,291,956
                                                 ============      ============

                            See accompanying notes.

Financial Highlights
Years Ended June 30, 2002 through 2006
================================================================================

                                                 2006           2005           2004           2003           2002
                                              ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding
  for the year)
Net asset value, beginning of year            $     7.33     $     5.43     $     3.95     $     3.92     $     5.15
                                              ----------     ----------     ----------     ----------     ----------
Operations:
   Net investment loss(1)                          (0.16)         (0.09)         (0.07)         (0.11)         (0.10)
   Net realized and unrealized gain (loss)
     on investment transactions(1)                  1.08           1.99           1.55           0.22          (0.98)
                                              ----------     ----------     ----------     ----------     ----------
      Total from operations                         0.92           1.90           1.48           0.11          (1.08)
                                              ----------     ----------     ----------     ----------     ----------

Distributions:
   From net investment income                         --             --             --             --          (0.10)
   From net realized gains                         (0.17)            --             --          (0.08)         (0.05)
                                              ----------                                   ----------     ----------
      Total distributions                          (0.17)            --             --          (0.08)         (0.15)
                                              ----------                                   ----------     ----------

Net asset value, end of year                  $     8.08     $     7.33     $     5.43     $     3.95     $     3.92
                                              ----------     ----------     ----------     ----------     ----------

Per share market value, end of year           $     7.57     $     6.30     $     4.87     $     3.49     $     3.48
                                              ----------     ----------     ----------     ----------     ----------

Total investment return (loss) based on
   market value per share                          22.86%         29.36%         39.54%          2.70%        (13.45%)
                                              ----------     ----------     ----------     ----------     ----------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000's)            $   13,553     $   12,292     $    9,109     $    6,626     $    6,568
                                              ----------     ----------     ----------     ----------     ----------

Ratio of expenses to average net assets             3.37%          3.55%          3.67%          4.46%          3.77%
                                              ----------     ----------     ----------     ----------     ----------

Ratio of net investment loss
  to average net assets                            (1.95%)        (1.47%)        (1.39%)        (3.15%)        (2.45%)
                                              ----------     ----------     ----------     ----------     ----------

Portfolio turnover rate                               40%            30%            23%             3%            18%
                                              ----------     ----------     ----------     ----------     ----------

(1) Computed by dividing the respective year's amounts from the Statement of Operations by the average outstanding shares for each year presented.

                            See accompanying notes.

Notes to Financial Statements
================================================================================

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters

The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ capital market and trades under the symbol "CUBA".

The Fund's investment policy is to invest at least 80% of its assets in investments that are economically tied to Caribbean Basin Countries. The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

At June 30, 2006, the Fund had foreign investments in companies operating principally in Mexico and the Cayman Islands representing approximately 13% and 10% of the Fund's net assets, respectively.

The Fund's custodian and transfer agent is Investors Bank & Trust Company ("IBTC"), based in Boston, Massachusetts.

Security Valuation

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market or capital market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Notes to Financial Statements
================================================================================

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Pursuant to a custodian agreement, IBTC receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBTC. Credit balances used to reduce the Fund's custodian fees for the year ended June 30, 2006, were approximately $4,700. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund's practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund's policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Notes to Financial Statements
================================================================================

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

NOTE 2. NON-MARKETABLE SECURITY OWNED

Investments in securities, at market value include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds are listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July 1995. As of June 30, 2006, the position was valued at $0 by the Board of Directors, which approximates the bonds' fair value.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the "Advisor"), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average daily net assets. Total fees for the year ended June 30, 2006 amounted to $196,852 of which $51,935 is payable at year end.

During the year ended June 30, 2006, the Fund paid approximately $15,800 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor, at an average cost per share of $0.06.

A director of the Fund serves on the Board of Directors of Margo Caribe, Inc., a company in which the Fund has an investment.

NOTE 4. INVESTMENT TRANSACTIONS

During the year ended June 30, 2006, purchases and sales of investment securities were $5,381,331 and $4,542,209, respectively.

At June 30, 2006, the Fund's investment portfolio had gross unrealized gains of $5,258,688 and gross unrealized losses of $568,477, resulting in a net unrealized gain of $4,690,211.

Notes to Financial Statements
================================================================================

NOTE 5. INCOME TAX INFORMATION

On November 10, 2005, a long-term capital gain distribution of $293,251 ($0.1748 per share) was declared. The distribution was paid on January 13, 2006 to shareholders of record on December 30, 2005.

For financial statement purposes, the Fund's net investment loss for the year ended June 30, 2006 differs from the net investment loss for tax purposes due to the tax characterization of certain dividends received by the Fund. Realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and the tax characterization of certain dividends received by the Fund.

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $10,908 due to wash sale adjustments.

As of June 30, 2006, undistributed realized gains were $1,617,099, gross unrealized gains were $5,247,780, and gross unrealized losses were $568,477 for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2006 result from differences between book and tax accounting. Such amounts have been reclassified as follows:

                                               Accumulated Net
                         Accumulated Net      Realized Gain on   Additional Paid
                         Investment Loss         Investments       in Capital
--------------------------------------------------------------------------------
Year ended June 30, 2006   $   264,847         $   (216,144)      $   (48,703)

Prior period                 1,400,781             (342,395)       (1,058,386)
--------------------------------------------------------------------------------

Directors and Officers of the Fund
================================================================================


                                                                                                Number of
                                                                                                Portfolios
Name                         Position(s)                                                        In Complex
Address                      Held        Term of Office and     Principal Occupation(s)         Overseen      Public
Age                          with Fund   Length of Time Served  During Past 5 Years             By Director   Directorships
------------------------------------------------------------------------------------------------------------------------------------
Officers
--------

Thomas J. Herzfeld           President,  three years;           Chairman and President of             2       The Cuba Fund, Inc.
PO Box 161465                Chairman,   1993 to present        Thomas J. Herzfeld & Co.,                     (in registration)
Miami, FL  33116             Director                           Inc., a broker dealer, and
Age: 61                                                         Thomas J. Herzfeld Advisors,
                                                                Inc.

Cecilia L. Gondor            Secretary,  1993 to present        Executive Vice President of                   N/A
PO Box 161465                Treasurer                          Thomas J. Herzfeld & Co., Inc.,
Miami, FL  33116                                                a broker dealer, and Thomas J.
Age: 44                                                         Herzfeld Advisors, Inc.

Independent Directors
---------------------

Ann S. Lieff                 Director    three years;           President of the Lieff Company, a     1       Hastings
c/o The Herzfeld Caribbean               1998 to present        management consulting firm that               Entertainment, Inc.;
Basin Fund, Inc.                                                offers ongoing advisory services              Claire's Stores, Inc.;
PO Box 161465                                                   as a corporate director to                    Birks & Mayors, Inc.
Miami, FL 33116                                                 several leading regional and
Age: 54                                                         national retail operations,
                                                                1998-present; former CEO Spec's
                                                                Music 1980-1998, a retailer of
                                                                recorded music.

Michael A. Rubin             Director    three years;           Partner of Michael A. Rubin P.A.,     1       Margo Caribe, Inc.
c/o The Herzfeld Caribbean               2002 to present        attorney at law; Broker, Oaks
Basin Fund, Inc.                                                Management & Real Estate Corp.,
PO Box 161465                                                   a real estate corporation
Miami, FL 33116
Age: 64

Albert L. Weintraub          Director    three years;           Senior Partner of Weintraub,          1       None
c/o The Herzfeld Caribbean               1999 to present        Weintraub; of counsel Orshan
Basin Fund, Inc.                                                et al, attornies; Chairman of
PO Box 161465                                                   E-Lysium Transaction Systems,
Miami, FL 33116                                                 Inc., an application service
Age: 76                                                         provider of transaction
                                                                processing, billing and payment
                                                                systems


                                  -18- and -19-

Certified        Rothstein, Kass & Company LLP           Beverly Hills
Public           500 Ygnacio Valley Road, Suite 200      Dallas
Accountants      Walnut Creek, CA 94596                  Denver
                 tel 925.946.1300                        Grand Cayman
                 fax 925.947.1700                        New York
                 www.rkco.com                            Roseland
                                                         San Francisco
                                                         Walnut Creek

Rothstein Kass

Report of Independent Registered Public Accounting Firm
================================================================================

To the Board of Directors and Stockholders of The Herzfeld Caribbean Basin Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") as of June 30, 2006, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and the financial highlights for the year ended June 30, 2005 and the financial highlights for each of the years in the four-year period ended June 30, 2005 were audited by an independent registered public accounting firm whose report dated July 14, 2005 expressed an unqualified opinion on those statements and the financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2006 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Herzfeld Caribbean Basin Fund, Inc. as of June 30, 2006, and the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United State of America.

/s/ ROTHSTEIN, KASS & COMPANY, LLP
----------------------------------

Walnut Creek, California
July 14, 2006

                             Affiliated Offices Worldwide               AGN
                                                                   International
                                                                       [LOGO]

Privacy Policy
================================================================================

Information We Collect

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

Quarterly Portfolio Reports
================================================================================

The Fund files quarterly schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available by link on the Fund's website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 800-732-0330.

Proxy Voting Policies and Procedures
================================================================================

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC's website at www.sec.gov.

Information on how the investment adviser voted proxies on the Fund's behalf for the twelve month period ended June 30 is provided in the Fund's Form N-PX which is is available on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-PX can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 800-732-0330.

Change in Certifying Accountant
================================================================================

On Febuary 14, 2006, the Audit Committee approved Rothstein, Kass & Company LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2006, replacing Kaufman, Rossin & Co. P.A., the Fund's prior independent registered public accounting firm, which resigned on February 7, 2006.

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
P.O. Box 161465
Miami, FL  33116

ITEM 2. CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Albert L. Weintraub is an "audit committee financial expert" serving on its audit committee and that he is "independent" as such terms are defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d)
Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2005 and 2006.

Fiscal Year         Audit Fees   Audit-Related   Tax Fees (1)     All
Ended June 30,                   Fees                             Other Fees (2)

2005                 $24,000        $    0         $4,000           $3,054
2006                 $37,500        $6,000         $5,000           $    0

(1) These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns

(2) These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2005 and 2006 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees bills by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $33,582 for 2005 and $0 for 2006.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The registrant's audit committee is comprised of Albert L. Weintraub, Ann S. Lieff, and Michael A. Rubin.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable as schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Thomas J. Herzfeld, Chairman and President of The Herzfeld Caribbean Basin Fund, Inc. serves as the portfolio manager of the Fund and has held this position since its inception in 1993. This information is as of August 17, 2006.

(a)(2)(i) and (ii) Mr. Herzfeld is also portfolio manager for approximately 49 private clients, however, none with an investment focus of investing in the Caribbean Basin. The Fund is the only investment company managed by Mr. Herzfeld; the Fund has total assets of approximately $13 million. Other accounts have total assets of approximately $51 million.

(a)(2)(iii) No accounts are charged fees based on performance. For accounts other than the Fund, fees are calculated as a percentage of the value of assets under management at the end of each quarter.

(a)(2)(iv) The Fund does not believe that any material conflicts are likely to arise through Mr. Herzfeld's management of other accounts in addition to the Fund in that there is very little overlap in the type of investments made for the Fund and other accounts, which generally trade shares of closed-end funds. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The advisor and the Fund have adopted procedures overseen by the Chief Compliance Officer ("CCO") intended to monitor compliance with such policies which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other account. The CCO of the Fund reports directly to the Board of Directors at least annually.

(3) Mr. Herzfeld receives no direct compensation from the Fund for his services as Portfolio Manager. Mr. Herzfeld is 100% owner of the Advisor, a Subchapter S Corporation, therefore he profits from the success of the Advisor and is taxed on its profits.

(4)(a) Range of value of shares of the Fund owned by Mr. Herzfeld as of June 30, 2006: $100,001-$500,000.

(4)(b) Range of value of shares of the Fund owned by Mr. Herzfeld as of the date of this filing: $100,001-$500,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

-------------------------------------------------------------------------------------------------------------
                                                                  (c) Total Number of   (d) Maximum Number
                                                                  Shares Purchased as   of Shares that May
                                                                    Part of Publicly     Yet Be Purchased
                       (a) Total Number of (b) Average Price       Announced Plans or   Under the Plans or
Period                   Shares Purchased      Paid Per Share           Programs             Programs
-------------------------------------------------------------------------------------------------------------
Month #1 (beginning             0                    n/a                  n/a                   n/a
January 1, 2006 and
ending January 31,
2006)
-------------------------------------------------------------------------------------------------------------
Month #2 (beginning             0                    n/a                  n/a                   n/a
February 1, 2006 and
ending February 28,
2006)
-------------------------------------------------------------------------------------------------------------
Month #3 (beginning             0                    n/a                  n/a                   n/a
March 1, 2006 and
ending March 31, 2006)
-------------------------------------------------------------------------------------------------------------
Month #4 (beginning             0                    n/a                  n/a                   n/a
April 1, 2006 and
ending April 30, 2006)
-------------------------------------------------------------------------------------------------------------
Month #5 (beginning           4,404*              $7.29815                n/a                   n/a
May 1, 2006 and
ending May 31, 2006)
-------------------------------------------------------------------------------------------------------------
Month #6 (beginning             0                    n/a                  n/a                   n/a
June 1, 2006 and
ending June 30, 2006)
-------------------------------------------------------------------------------------------------------------
Total                         4,404*              $7.29815                n/a                   n/a
-------------------------------------------------------------------------------------------------------------

* These shares were purchased by Thomas J. Herzfeld for his account on the open market. Mr. Herzfeld is a director and officer of the Registrant and a controlling person of the Registrant's investment adviser. Accordingly, Mr. Herzfeld is an "affiliated purchaser" of the Registrant's shares as such term is defined by Rule 10b-18(a)(3) under the Exchange Act of 1934.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics is filed as Exhibit 99.CodeEth to the N-CSR filing dated 8/31/05.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By:  /s/ Thomas J. Herzfeld
     -------------------------
     Thomas J. Herzfeld
     President and Chairman

Date: September 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Thomas J. Herzfeld
     -------------------------
     Thomas J. Herzfeld
     President and Chairman

Date: September 1, 2006

By:  /s/ Cecilia L. Gondor
     -------------------------
     Cecilia L. Gondor
     Secretary and Treasurer
     (Principal Financial Officer)

Date: September 1, 2006

                                   APPENDIX A
                     THE HERZFELD CARIBBEAN BASIN FUND, INC.
                       Proxy Voting Policy and Procedures

      The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

      It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund's investment adviser (the "Adviser") as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight.' The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

      The Adviser may, but is not required to, delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to a sub-adviser ("Sub-Adviser") retained to provide investment advisory services, if applicable. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

      The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

      The following are the procedures adopted by the Board for the administration of this policy:

      A. Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

      B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

      The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Annual Filing

      The Fund shall file an annual report of each proxy voted with respect to its portfolio securities during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

      The Fund shall include in its annual report to stockholders:

      A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities
(3); and

      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website(4).

      The Fund shall also include in its annual and semi-annual reports to stockholders:

      A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(5)

      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(6)

Review of Policy.

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time

----------

      (1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Release Nos. 33-8188, 34-47304, IC-25922.

         (2) As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.

      (3)This disclosure shall be included in the annual report next filed by the Fund, on Form N-CSR on or after July 1, 2003.

      (4) Id.

      (5) This disclosure shall be included in the report next filed by the Fund on or after July 1, 2003.

      (6) Id..

                        THOMAS J. HERZFELD ADVISORS, INC.

                                  PROXY VOTING

                             POLICIES AND PROCEDURES

I. POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II. PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES

Cecilia Gondor, Executive Vice President of the Adviser, is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below) (the "Guidelines"), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser makes an exception to the Guidelines.

Cecilia Gondor is also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

      A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

            1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

            2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

      B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

            1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

            2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

            3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

            4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

            5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV. RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)[1]; (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information;
(v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V. GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

----------
         [1] Because the Adviser primarily invests its clients' assets in securities of foreign issuers, the Adviser generally has not been receiving proxy statements from such issuers because the laws of the countries in which these issuers are domiciled respecting delivery of proxy statements to shareholders are different than those of the U.S.

-------------------------------------------------------------------------------------------------------------
(1)      Issues regarding the issuer's Board entrenchment and anti-takeover measures          Oppose
         such as the following:

         b. Proposals to limit the ability of shareholders to call special meetings;

         c.       Proposals to require super majority votes;

         d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

         e.       Proposals regarding "poison pill" provisions; and

         f.       Permitting "green mail".
-------------------------------------------------------------------------------------------------------------
(1)      Providing cumulative voting rights.                                                  Oppose
-------------------------------------------------------------------------------------------------------------
(2)      "Social issues," unless specific client guidelines supersede, e.g.,                  Oppose
         restrictions regarding South Africa.
-------------------------------------------------------------------------------------------------------------
(3)      Election of directors recommended by management, except if there is a proxy          Approve
         fight.
-------------------------------------------------------------------------------------------------------------
(4)      Election of auditors recommended by management, unless seeking to
         replace if Approve there exists a dispute over policies.                             Approve
-------------------------------------------------------------------------------------------------------------
(5)      Date and place of annual meeting.                                                    Approve
-------------------------------------------------------------------------------------------------------------
(6)      Limitation on charitable contributions or fees paid to lawyers.                      Approve
-------------------------------------------------------------------------------------------------------------
(7)      Ratification of directors' actions on routine matters since previous annual          Approve
         meeting.
-------------------------------------------------------------------------------------------------------------
(8)      Confidential voting                                                                  Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.
-------------------------------------------------------------------------------------------------------------
(9)      Limiting directors' liability                                                        Approve
-------------------------------------------------------------------------------------------------------------
(10)     Eliminate preemptive right                                                           Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.
-------------------------------------------------------------------------------------------------------------
(11)     Employee Stock Purchase Plan                                                         Approve
-------------------------------------------------------------------------------------------------------------
(12)     Establish 401(k) Plan                                                                Approve
-------------------------------------------------------------------------------------------------------------
(13)     Rotate annual meeting location/date                                                  Approve
-------------------------------------------------------------------------------------------------------------
(14)     Establish a staggered Board                                                          Approve
-------------------------------------------------------------------------------------------------------------
(15)     Eliminate director mandatory retirement policy                                    Case-by-Case
-------------------------------------------------------------------------------------------------------------
(16)     Option and stock grants to management and directors                               Case-by-Case
-------------------------------------------------------------------------------------------------------------
(17)     Allowing indemnification of directors and/or officers after reviewing
         the Case-by-Case applicable laws and extent of protection requested.              Case-by-Case
-------------------------------------------------------------------------------------------------------------